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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JUNE 20, 2002
                (DATE OF EARLIEST EVENT REPORTED: JUNE 17, 2002)


                               EL PASO CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
            DELAWARE                        1-14365                  76-0568816
 (STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                   IDENTIFICATION NO.)
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                                EL PASO BUILDING
                              1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (713) 420-2600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Item 5. Other Events.

During the week of June 17, 2002, we participated in meetings discussing our sale of shares of our common stock and our equity security units. Attached as
Exhibit 99.1 is a slide presentation used at various meetings with investors. Because this presentation was in the form of a slide presentation, the text on each page of the presentation was kept to a minimum to facilitate visual communication and to emphasize the major points of our plan. The presentation materials are also currently available on our website, http://www.elpaso.com, in the section marked "For Investors".

The presentation of projected EBIT and earnings per share guidance in the slide presentation is not presented on a GAAP basis because the financial information excludes non-recurring charges and assumes the consummation of the matters set forth in our strategic repositioning plan. Certain of the slides in the slide presentation contain forward-looking statements, projections, estimates and assumptions we have made based on currently available information in reliance on the safe harbor provisions of the Private Securities Litigation Reform act of 1995. We have made every reasonable effort to ensure these forward-looking statements, projections, estimates and assumptions are current, reasonable and complete. A variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in the slide presentation. While we make these statements, projections and estimates in good faith, we cannot guarantee that the anticipated future results will be achieved.

Risks, uncertainties and other factors that may affect future results are discussed under the captions "Management's Discussion and Analysis of Financial Condition and Result of Operations" and "Risk Factors and Cautionary Statement For Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995" in our Annual Report on Form 10-K for the year ended December 31, 2001, and in our Preliminary Prospectus Supplement dated June 14, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)        Exhibits


   Exhibit Number       Description
   --------------       -----------
   99.1                 Slide presentation accompanying meetings held the week
                        of June 17, 2002.







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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  EL PASO CORPORATION



                                  By:    /s/ JEFFREY I. BEASON
                                    --------------------------------------------
                                           Jeffrey I. Beason
                                           Senior Vice President and Controller
                                           (Principal Accounting Officer)


Date: June 20, 2002






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                                  EXHIBIT INDEX





EXHIBIT
NUMBER            DESCRIPTION
------            -----------

99.1 Slide presentation accompanying meetings held the week of June 17, 2002.